UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2010

SAVVIS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-29375

Delaware	43-1809960
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 SAVVIS Parkway, Town & Country, MO 63017

(Address of principal executive offices, including zip code)

314-628-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03. Creation of a Direct Financial Obligations

On May 28, 2010, Savvis, Inc. (“Savvis”) entered into a definitive agreement to acquire Fusepoint Inc. (“Fusepoint”), an independent provider of outsourced managed IT and infrastructure services to mid-market and larger enterprises in Canada. Under the agreement, Savvis will acquire Fusepoint for $124.5 million in cash, subject to a working capital adjustment. Fusepoint is privately held. A copy of the press release dated June 1, 2010 announcing the acquisition is filed herewith as Exhibit 99.1 and incorporated by reference herein.

In connection with the acquisition, Savvis also entered into a Consent and Amendment No. 7 to the Amended and Restated Credit Agreement (“Amendment”) with Wells Fargo Capital Finance, LLC, as a Lender and as Agent for all lenders (“Agent”). In addition to receiving the Agent’s and the lenders’ consent to the acquisition, Savvis secured an increase in its borrowing capacity by $75,000,000 for a total commitment of $125,000,000 conditioned upon, among other things, the closing of the acquisition. Also, subject to the terms and conditions of the Amendment, Savvis may request up to an additional $25,000,000. Savvis plans to finance the acquisition from available cash and borrowings under the Amendment.

Completion of the acquisition is subject to customary terms and closing conditions.

The summaries of the acquisition and the Amendment are qualified by reference to Exhibit 2.1 and Exhibit 10.1, respectively, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

2.1	Agreement and Plan of Merger dated May 28, 2010 by and among Fusepoint, Inc., Savvis, Inc., Blue Jay Merger Sub, Inc., and M/C Venture Partners V, L.P., as Stockholders’ Representative*

10.1	Consent and Amendment No. 7 to the Amended and Restated Credit Agreement

99.1	Press Release dated June 1, 2010

*	Pursuant to Item 601(b)(2) of Regulation S-K, certain of the exhibits and schedules may have been omitted. If so, such exhibits and schedules will be provided to the Securities and Exchange Commission upon request

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVVIS, INC.

Date: May 28, 2010	By:	/s/ Eugene V. DeFelice
Eugene V. DeFelice
Senior Vice President, General Counsel & Secretary

Exhibit Index

2.1	Agreement and Plan of Merger dated May 28, 2010 by and among Fusepoint, Inc., Savvis, Inc., Blue Jay Merger Sub, Inc., and M/C Venture Partners V, L.P., as Stockholders’ Representative *

10.1	Consent and Amendment No. 7 to the Amended and Restated Credit Agreement

99.1	Press Release dated June 1, 2010

*	Pursuant to Item 601(b)(2) of Regulation S-K, certain of the exhibits and schedules may have been omitted. If so, such exhibits and schedules will be provided to the Securities and Exchange Commission upon request